Interests in Other Entities	6 Months Ended
Jun. 30, 2019
Investments accounted for using equity method [abstract]
Interests in Other Entities

15. INTERESTS IN OTHER ENTITIES

The Santander UK group has interests in subsidiaries, associates, joint ventures and unconsolidated structured entities, as set out in Note 21 to the Consolidated Financial Statements in the 2018 Annual Report.

Interests in subsidiaries

As part of ring-fencing implementation, we adopted a wide ring-fenced bank model with most of our operations within Santander UK plc, our ring-fenced bank. ANTS is outside the RFB and also holds our wealth management businesses in the Crown Dependencies, which are not permitted within the ring-fence as they are located outside the UK. To optimise the overall funding structure of the bank we are considering the transfer of some RFB assets to ANTS to enable more efficient use of Crown Dependencies deposits.

Interests in unconsolidated structured entities

Santander UK has established four (2018: three) credit protection entities, which are Designated Activity Companies limited by shares, incorporated in Ireland. Each entity has issued a series of credit linked notes varying in seniority which reference portfolios of Santander UK group loans. Concurrently, these entities sell credit protection to Santander UK in respect of the referenced loans and, in return for a fee, are liable to make protection payments to Santander UK upon the occurrence of a credit event in relation to any of the referenced loans.

Senior credit linked notes, which amounted to £4,786m (2018: £3,053m), are issued to, and held by, Santander UK. Junior credit linked notes, which amounted to £766m (2018: £408m), are all held by third party investors and suffer the first losses incurred in the referenced portfolios. Funds raised by the sale of the credit linked notes are deposited with Santander UK as collateral for the credit protection.

£194m (2018: £3,053m) of the senior credit linked notes are presented on a gross basis and included within ‘Other financial assets at fair value through profit or loss’ on the balance sheet (see Note 9). Deposits and associated guarantees relating to the senior notes are included within ‘Other financial liabilities at fair value through profit or loss’ (see Note 16). The remainder of the senior credit linked notes, along with the deposits and associated guarantees, are presented on a net basis, to reflect a legal right of set-off between the principal amounts of senior notes and the senior cash deposits. Deposits and associated guarantees in respect of the junior credit linked notes are included within ‘Deposits by customers’ (see Note 17).

The entities are not consolidated by Santander UK because the third party investors have the exposure, or rights, to all of the variability of returns from the performance of the entities. No assets are transferred to, or income received from, these vehicles. Because the credit linked notes (including those held by Santander UK) are fully cash collateralised, Santander UK’s maximum exposure to loss is equal to any unamortised fees paid to the credit protection entities in connection with the credit protection outlined above.